Targeting Ferroptosis to Iron Out Resistant Cancers

Quatramers™ & Quatrabodies™

First Quarter 2023
Nasdaq: HILS | hillstreambio.com

Hillstream BIOPHARMA

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Hillstream BioPharma, Inc.'s (the "Company" or "Hillstream") strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that may cause such differences, include, but are not limited to, those discussed under Risk Factors set forth in our Form 10-K for the year ended December 31, 2021 and other periodic reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Our Mission

“To improve and transform the lives of patients with drug resistant and devastating rare cancers, through our cutting-edge drug development platform.”



Multiple Myeloma Patient: Todd Milby

We are a Targeted Oncology Biotech Company



Lead Drug: HSB-1216
Novel Mechanism: Ferroptosis

HSB-1940
Anti-PD-1 Targeted Biologic

~18 mon.: Clinical Data Readouts

~12 mon.: Clinical Trial Start

Quatramer: Tumor Targeting Platform

Quatrabody: Immuno-oncology Biologic Quatramers

Experienced Management Team & World-Class Scientific Advisory Board

Solid Tumor Pipeline: Novel Mechanisms & Unmet Needs

Modality	Candidate	Mechanism / Target	Pre-clinical	IND Enabling	Clinical Trials	Milestones
Quatramer	HSB-1216[1]	Ferroptosis / Iron mediated cell death (IMCD)				• 1H'23: Pre-IND meeting • IND Filing 2H'23 • Enrollment start Q4'23
 Quatrabody	HSB-1940[2]	Anti-PD-1 (*undruggable epitopes*)				• Characterization & scale-up • IND enabling studies initiated in late 2023 for entry into clinic in 2024
	HSB-9646	Bispecific PD-1 x Undisc.				• Proof-of-concept studies
	HSB-0059	Bispecific HER2 x Undisc.				• Proof-of-concept studies
Quatramer	HSB-888[3] HSB-510[4]	Synthetic Lethality Targets PI3K-delta & HDAC6				• Proof-of-concept studies • Initiate IND enabling studies

[1]Clinical Pilot Study conducted in Germany
[2]Combines Picobodies from Minotaur/OmniAb with Hillstream's Quatramer
[3]Approved without Quatramer technology ex-US
[4]NCATS: National Center for Advancing Translational Sciences; CRADA: Cooperative Research and Development Agreement

HSB-1216: Key Achievements & Upcoming Milestones

Timing	Milestone
2022: IPO	$12M IPO (NASDAQ)
Mid '22	Scaling proprietary manufacturing of Quatramers
Q4'22	Preparing IND-enabling studies; navigating supply chain
2023	**Scaling up CMC; engaging CROs**
Mid '23	**Submit request for pre-IND meeting with FDA**
Q4'23	**Submit IND; if approved start enrollment in phase 0/1 trial**
2024	**Complete First-in-Human phase 0 clinical trial**
Mid-'24	**Clinical data from phase 0; start enrollment in phase 1 trial**
Q4'24	Dose escalation in phase 1 trial completing with efficacy data for phase 2
2025	Phase 2 trial with expansion for registrational intent

SUPPLY CHAIN / MANUFACTURING → IND FILING / CLINICAL START → CLINICAL DATA / PHASE 2 TRIAL

HSB-1940 (anti-PD1): Upcoming Milestones

- **2023** — **Selection & characterization**
- **Mid '23** — **Pre-clinical proof-of-concept; IND enabling studies start**
- **Q4'23** — **PoC data / IND studies**
- **2024** — **GMP Scaleup**
- **Mid-'24** — **Preparations for phase 0 clinical trial**
- **Q4'24** — **Clinical data from phase 0**
- **2025** — Data from phase 0 clinical trial; CMC scale up for phase 1 clinical trial

CHARACTERIZATION / CMC → IND FILING / CLINICAL START → CLINICAL DATA / PHASE 1 TRIAL

Growth in Drug Resistant Cancers & Key Target Markets

Most Common new cancer cases in 2020 (mill.)*



Stomach, 1.09
Breast, 2.26
Skin (non-melanoma), 1.2
Prostate, 1.41
Lung, 2.21
Colorectal, 1.93

93% of failures in chemotherapy are during the invasion and metastasis of cancer related to drug resistance

Most Common causes of cancer deaths in 2020 (mill.)*



Breast, 0.685
Lung, 1.8
Stomach, 0.769
Liver, 0.83
Colorectal, 0.916



SCLC, $0.9
Met. CRPC, $3.0
TNBC, $1.3
2021



SCLC, $1.3
Met. CRPC, $5.0
TNBC, $2.9
2025



SCLC $1.6
Met. CRPC, $4.8
TNBC, $4.8
2028

Our innovations aim to target several cancer markets projected to double to $11 billion by 2028**

*Source: US National Library of Medicine, National Institute of Health; World Health Organization
**Source: Clarivate/DRG
Small Cell Lung Cancer (SCLC)
Triple Negative Breast Cancer (TNBC)
Met. Castration Resistant Prostate Cancer (Met. CRPC)

Ferroptosis: Drug Resistant Cancers & Persister Cells

CANCER CELLS HIJACK IRON FOR UNCONTROLLED GROW

DRUG RESISTANT PERSISTER CELLS HIGHLY ADDICTED TO IRON FOR GROWTH LEAD TO CANCER RECURRENCE



26
Fe
Iron
55.84
↓Fe

HSB-1216 TARGETS PERSISTER CELLS VIA FERROPTOSIS TO OVERCOME DRUG RESISTANCE

FERROPTOSIS/IMCD DECREASES IRON CRITICALLY NEEDED BY PERSISTER CELLS

Single Agent Activity w/ HSB-1216* in Clinical Pilot Study

Triple Negative Breast Cancer (TNBC)


4 cm


4 cm

- Marked regression of tumor mass
- Tumor markers (serum): (i) CA15-3 (↓50%) (ii) CEA (↓70%)

71% response rate* in solid tumors patients
(5 pts. with partial response)

First-in-man pilot clinical trial in Germany (7 pts.) with metastatic

- Breast
- Ovarian
- Head and neck cancers

Tumor and metastatic regression were observed clinically.

5/7 cases showed cancer regression of heavily pre-treated and therapy-resistant tumor types

*Using the active chemical moiety of HSB-1216

Quatramer™: Tumor-Targeting Platform

1. SIZE
2. ⬆ HALF LIFE
3. STEALTH
4. EFFLUX
5. TUNABLE
6. TOXICITY



DRUG
Lactic acid
Drug
P-gp inhibitor
(poloxamer)
Quatramers in endosomes
with acidic pH (4.5-5.5)
Biodegradation
Breakdown into known
components
(already characterized)



Small
Molecules
mRNA /
DNA
Multiple
Payloads
PAYLOAD
Quatrabodies
(antibody-drug
nano-conjugate)
Peptides &
Proteins

Quatrabody™: Highly Targeted Quatramer™ w/IO Biologics

Quatramer™

- *Next-generation, tumor-targeting platform*
- *Enhanced tumor selectivity*

HSB-1216

proof-of-concept for tumor selective therapy with targeted MoA



Known single agent loaded Quatramer
(SCLC, TNBC, CRPC)

+

Knobs

Novel Biologic technology

Multiple targets

First-in-class, bovine-derived nano antibodies w/ Ultra-long CDR-H3 "**KNOBS**"


antigen
glycans
Knob
Stalk
CDR H3
VL
VH

Stanfield, et.al. Sci Adv (2020) 6(20): eaba0468.

→

Quatrabody™

Focus on Drug Resistant Cancers

HSB-1940: anti-PD1

Transformational potential with *Quatrabody*



Ultra-long CDR-H3 Targets Undruggable Epitopes



Antibody's CDR-H3
Human
Bovine
Antibody's Fab variable portion



KNOBs ➡ CDR H3's *Unique ULTRA LONG bovine-derived domain*
Antibody's Fab's variable portion (CDR-H3)
antigen
glycans
Knob
Stalk
CDR H3
VL
VH
Quatrabody™

- **Target Undruggable** epitopes on antigens
- **Anti-PD-1 Antibodies** target superficial epitopes
- **Higher binding** with difficult to access epitopes (novel sequences)
- Collaboration with OmniAb, Inc. (Nasdaq: OABI)

Quatrabody May Bind More Tightly to Epitopes in PD-1

Target	Company	Drug	2023E Sales	Dissociation (K_D)*
PD-1	Bristol-Myers	**OPDIVO** *(nivolumab)*	$8 Billion	**~1,450 pico-Molar**
PD-1	Merck	**KEYTRUDA** *(pembrolizumab)*	**$24 Billion**	**50 pico-Molar**
PD-1	Hillstream	**HSB-1940**		***femto*-Molar range**

femto is 1/1,000th of 1 pico

Merck's KEYTRUDA binds *300 times* more tightly than BMS's OPDIVO


PD-1
KEYTRUDA
OPDIVO
PD-L1
Pembrolizumab
Nivolumab

Knobs domains are much smaller (~4K Da) compared to large full-length PD-1 & PD-L1 antibodies and could ***theoretically bind to novel epitopes of PD-1***

*Disassociation Constant or the K_D is a measure of how "tightly" the antibody binds its target. **LOWER K_D ➡ TIGHTER Binding**

Dana-Farber Option Agreement for MUC1 Targeting Antibody

- MUC1 is a protein found cancer cell surface
- MUC1 expression is increased 50 times greater in cancer cells
- MUC1 is overexpressed in solid tumors and in leukemia cells
- Targeting MUC1 could reverse drug resistance
- Blocking MUC1 enhances chemotherapy and targeted anti-cancer agents

Growing Patent Portfolio*

Patents allowed / granted: 21

- Polymeric Nanoparticles with different active drugs
- Polymeric Nanoparticles containing the active drug in 1216
- Manufacturing process for polymeric nanoparticles

Patents pending: 25

Patent portfolio with protection through 2036

Orphan Drug Designations granted for HSB-1216 and HSB-888

* As of November 30, 2021

Experienced Leadership with a Successful Track Record

Randy Milby
CEO & Chairman

- Randy is a highly experienced biopharmaceutical executive
- Former CEO of CorMedix, Inc. (Nasdaq: CRMD)
- Senior executive across marketing and operations at DuPont and DuPont Merck
- Equity research analyst at Goldman, Sachs & Co. covering the biotechnology sector
- Bristol-Myers Squibb
- Captain, US Army Medical Service Corps.

Surender Kharbanda, Ph.D.
Chief Founding Scientist

- Dr. Kharbanda 30+ years of drug discovery & development experience; Head of discovery at ILEX (acquired By Genzyme)
- With over 200 publications in peer reviewed journals, he has discovered novel mechanisms of cancer development and metastasis (mucins/ glycoproteins)
- Dr. Kharbanda is also a co-founder of Genus Oncology, Inc. focused on therapeutics against MUC-1

Leonard Mazur
Director

- Executive Chairman of the Board of Directors and Secretary of Citius Pharma (Nasdaq: CTXR)
- Secretary of Citius' majority-owned subsidiary NoveCite, Inc.
- Accomplished and seasoned biopharma executive with multiple successful start-ups and successful exits.
- Co-founded Akrimax, Triax and Genesis Pharmaceutical

Lynne Bui, M.D.
Director

- President, Chief Executive Officer and member of the board of directors of Khloris Biosciences, Inc.
- Board-certified hematologist oncologist, seasoned entrepreneur, angel investor and drug developer.
- Led clinical development from preclinical IND to Phase 1 to 3 registration for multiple drugs in oncology.
- Senior level positions Exelixis. Onyx Pharmaceuticals, and Intellikine

World-Class Scientific Advisory Board

Donald Kufe, M.D.	• Distinguished Physician, Dana Farber Cancer Institute • Professor of Medicine, Harvard Medical School. Leader of DF/HCC Development Therapeutics. • Member of NCI Investigational Drug Steering Committee • NCI Moonshot Immuno-oncology Translational Network
Kwok-Kin Wong, M.D., Ph.D.	• Prof., Oncology, Dept. of Medicine • Director, Division of Hematology and Medical Oncology
Joseph Paul Eder, M.D.	• Prof. of Medicine, Yale Cancer Center • Dev. Therapeutics – Ph. 1 program
Harpal Singh, Ph.D.	• Professor of Biomedical Engineering, IIT-Delhi • Published >150 publications and numerous patents
Jonathan Rayner, Ph.D.	• Associate Professor, Microbiology and Immunology, • Dir., Laboratory of Infectious Diseases

Paul Richardson, M.D.	• Director of Clinical Research, Jerome Lipper Multiple Myeloma Center at Dana Farber • Prof. of Med., Harvard Med. School
Surender Kharbanda, Ph.D.	• 30+ years of drug discovery & development experience • Head of discovery at ILEX (acq. By Genzyme) • CSO, Genus Oncology
Richard Stone, M.D.	• Prof. of Medicine at Harvard Medical School • Chief of Staff & Dir. of Translational Research in the Leukemia Division
David Weaver, Ph.D.	• CSO, FemtoDX • Head, Translational Medicine, Biomarkers at Verastem (Nasdaq: VSTM); On-Q-ity, DNAR, DIAMED
Scott Dixon, Ph.D.	• Associate Professor, Biology, Stanford University • Faculty Fellow of Stanford's ChEM-H initiative • Member, Stanford Cancer Institute

Hillstream Capitalization

Hillstream BioPharma (HILS)	Shares
Common Shares Outstanding*	11,529,861

Management and Board Members own ~37% of shares outstanding

*Shares Outstanding as of the 3rd quarter 10-Q (November 10, 2022).

We are a Targeted Oncology Biotech Company

Lead Drug: HSB-1216
Novel Mechanism: Ferroptosis

HSB-1940
Anti-PD-1 Targeted Biologic

Quatramer: Tumor Targeting Platform

Quatrabody: Immuno-oncology Biologic Quatramers

~18 mon.: Clinical Data Readouts

~12 mon.: Clinical Trial Start

Experienced Management Team & World-Class Scientific Advisory Board

Targeting Ferroptosis to Iron Out Resistant Cancers

Quatramers™ & Quatrabodies™

Thank you

First Quarter 2023
Nasdaq: HILS | hillstreambio.com

Hillstream
BIOPHARMA